Exhibit 99.2

 Highly Focused, Low Risk, Above Average Growth Bank Holding Company  Investor PresentationApril, 2016NYSE: CUBI  Member FDIC

 Forward-Looking Statements  This presentation, as well as other written or oral communications made from time to time by us, contains forward-looking information within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements relate to future events or future predictions, including events or predictions relating to future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “plan,” “intend,” or “anticipate” or the negative thereof or comparable terminology. These forward-looking statements are only predictions and estimates regarding future events and circumstances and involve known and unknown risks, uncertainties and other factors, including the risks described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent Quarterly Reports on Form 10-Q, as such factors may be updated from time to time in our filings with the SEC, that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. The information is based upon various assumptions that may not prove to be correct.In addition to the risks described under “Risk Factors” in the reports we file with the SEC under the Securities Exchange Act of 1934, as amended, important factors to consider and evaluate with respect to such forward-looking statements include:changes in the external competitive market factors that might impact our results of operations;changes in laws and regulations, including without limitation changes in capital requirements under Basel III;changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events;our ability to identify potential candidates for, and consummate, acquisition or investment transactions;the timing of acquisition or investment transactions;constraints on our ability to consummate an attractive acquisition or investment transaction because of significant competition for these opportunities;local, regional and national economic conditions and events and the impact they may have on us and our customers;costs and effects of regulatory and legal developments, including the results of regulatory examinations and the outcome of regulatory or other governmental inquiries and proceedings, such as fines or restrictions on our business activities;ability to attract deposits and other sources of liquidity;changes in the financial performance and/or condition of our borrowers;changes in the level of non-performing and classified assets and charge-offs;changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; unforeseen challenges that may arise in connection with the consummation of our recently-announced transaction with Higher One; inflation, interest rate, securities market and monetary fluctuations;

 Forward-Looking Statements  timely development and acceptance of new banking products and services and perceived overall value of these products and services by users;changes in consumer spending, borrowing and saving habits;technological changes;our ability to increase market share and control expenses;continued volatility in the credit and equity markets and its effect on the general economy;effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters;the businesses of Customers Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected, including with respect to our proposed acquisition of certain assets from Higher One;material differences in the actual financial results of merger and acquisition activities compared with expectations, such as with respect to the full realization of anticipated cost savings and revenue enhancements within the expected time frame, including with respect to our proposed acquisition of certain assets from Higher One; our ability to successfully implement our growth strategy, control expenses and maintain liquidity; andCustomers Bank’s ability to pay dividends to Customers Bancorp. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, or, in the case of other documents referred to herein, the dates of those documents. We do not undertake any obligation to release publicly or otherwise provide any revisions to these forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events, except as may be required under applicable law.

 A $9.0 billion asset business bank serving privately held businesses  A digital consumer bank, set up as a division of Customers Bank, serving millennials, middle income families and underbanked throughout the United States  Member FDIC

 Investment Proposition  Strong Organic Growth, Well Capitalized, Branch Lite Bank in Attractive Markets$9.0 billion asset bank with only 21 sales officesWell capitalized at 10.4% total risk based capital (estimated), 7.2% tier 1 leverage, and 6.2% tangible common equity to average tangible assetsTarget market from Boston to Philadelphia along Interstate 95Strong Profitability, Growth & Efficient OperationsQ1 2016 diluted earnings per share up 16.3% over Q1 2015 with a ROA of .85% and a ROCE of 12.85%Pre-tax, pre-provision ROA and ROE for Q1 2016 was 1.40% and 21.87% respectivelyQ1 2016 net income of $16.4 million up 17.6% over Q1 2015 DDA and total deposits compounded annual growth of 75% and 62% respectively since 2009 Q1 2016 net interest margin was 2.88%Operating efficiencies offset tighter margins and generate sustainable profitabilityQ1 2016 efficiency ratio was 53.74% Strong Credit Quality & Low Interest Rate Risk0.20% non-performing loans at March 31, 2016Total reserves to non-performing loans of 242.10%Minimal risk of margin compression from modestly higher short term rates and flatter curveAttractive ValuationApril 11, 2016 share price of $22.95 only 9.4x 2016 core estimated earningsCAGR of 18% in shareholder value since Dec 31, 2009Price/tangible book only 1.1x for estimated 2016 tangible book valuePeers, by size, trading at ~14x estimated 2016 earnings and between 1.7x to 2.0x tangible bookMarch 31, 2016 tangible book value of $19.08, up 65% since Dec 2011 with a CAGR of 13%

 Banking Industry Trends……How Do We Deal with These Issues  Impediments to Growth  External Forces  Role of traditional bank branches changing very rapidlyMobile banking fastest growing channelBanks of all sizes revisiting their business strategies, revenue generation models and cost structuresTechnology and customer needs, desires and style changing rapidlyStudents, underbanked and middle class paying lion’s share of fees to banks  Traditional CRE lending very difficult to do and under regulatory scrutinyVery little consumer loan growth; headwinds for consumer credit qualityGrowth exists only at niche playersMortgage banking revenues are extremely volatilePressure to reduce or eliminate Overdraft and other nuisance fees by CFPBRegulators principally focus on strength of risk management and compliance and less on profitable growth  Business Issues  Shareholder Expectations  Start bank and sell at 2 to 3x book no longer an option – what do shareholders of small privately held banks do?Equity markets not available to small banksBanks need to earn 10% or more ROE if they want to remain independentConsistent ROE of 12% or greater and ROA of 1% or greater being rewarded well by market  Slow economic growth. Some credit quality concerns emergingFewer good quality consumer and business loan opportunities for non niche playersPressure continues on margin. Days of 3.5%-4.0% margin are gone. Banks need to reduce efficiency ratiosDifficult to attract good talentMust be excellent at risk management and complianceShareholders want 10%+ ROE, consistent quality growth and strong risk management infrastructure    Issues facing Us  What is our unique strategy for revenue and profitable growth?How do we attract and retain best talent?How do we take advantage of technology?How do we deal with growing compliance burden?How do we manage our risks better than peers?How do we lower our efficiency ratios?

 Innovator / disruptor / not branch dependentDifferentiated / Unique modelTechnology savvyProduct dominance  What is Our Business Model  Credit Improving – Though Banks Face a Number of Operational Headwinds  Credit Quality Improved over past 5 years; some pressure emergingQuality Asset Generation Remains A ChallengeBanks are starved for interest-earning assets and exploring new asset classes, competing on price and structure and looking into specialty finance business / lendingNIM Compression (1)Low rate environment for the foreseeable future will continue to compress NIMMany institutions wither betting on rates or otherwise taking excessive interest rate riskIndustry NIM continues to declineDown over 100 bps since 1995Low interest rate environment, competitive pressures likely to prevent return to historical levelsOperational leverage Expense management is top of mind as banks try to improve efficiency in light of revenue pressure and increased regulatory / compliance costsRegulatory pressure expected to stay robustNew StrategiesYesterday’s strategies may not be appropriate tomorrow  Critical to Have a Winning Business Model  Heavy branch based delivery systemStrong credit qualityCore depositsDependent on OD feesExpense management  Traditional Banks  Diversified revenue sourcesCross sell strengthCapital efficiencyHigher profitability / consistent earnings  Fee Income Leaders  Relationship & Innovative Banks  Source: SNL Financial. 1Includes data for top 50 U.S. banks by assets.

 Our Competitive Advantage: A Highly Experienced Management Team

 Customers Bank  Executing On Our Unique High Performing Banking Model

 Disciplined Model for Increasing Shareholder Value  Strong organic revenue growth + scalable infrastructure = sustainable double digit EPS = growth and increased shareholder valueA very robust risk management driven business strategyBuild tangible book value per share each quarter via earningsAny book value dilution from any acquisitions must be overcome within 1-2 years; otherwise stick with organic growth strategySuperior execution through proven management team  Disciplined Model for Superior Shareholder Value Creation

 Execution Timeline  We invested in and took control of a $270 million asset Customers Bank (FKA New Century Bank)Identified existing credit problems, adequately reserved and recapitalized the bankActively worked out very extensive loan problemsRecruited experienced management team  Enhanced credit and risk managementDeveloped infrastructure for organic growthBuilt out warehouse lending platform and doubled deposit and loan portfolioCompleted 3 small acquisitions:ISN Bank (FDIC-assisted) ~ $70 mmUSA Bank (FDIC-assisted) ~ $170 mmBerkshire Bancorp (Whole bank) ~ $85 mm  Recruited proven lending teamsBuilt out Commercial and Multi-family lending platformsDe Novo expansion;4-6 sales offices or teams added each yearContinue to show strong loan and deposit growthBuilt a “branch lite” high growth Community Bank and model for future growthGoals to ~12%+ ROE; ~1% ROA adopted  Phase IAcquired Bank Platform  2009Assets: $350MEquity: $22M  Phase IIBuilt Strong Foundation  Phase IIILeveraging Infrastructure  2010-2011Assets: $2.1BEquity: $148M  2012–2013Assets: $4.2BEquity: $387M  Phase IVInnovation & Execution  Q1 2016Assets: $9.0BEquity: $599MROCE: 12.8%  Single Point of Contact Banking model executed – commercial focusContinued recruitment of experienced teamsIntroduce – banking of the future for consumersContinue to show strong loan and deposit growth~12%+ ROE; ~1% ROA expected within 2 years~$8.4+ billion asset bank by end of 2015~$9 billion asset bank by mid 2016

  Very Experienced Teams Exceptional Service Risk Based Incentive Compensation   Banking Strategy – Customers Bank  Business Banking Focus - ~95% of revenues come from business segmentsLoan and deposit business through these well diversified segments:Banking Privately Held Businesses – 39% of portfolioManufacturing, service, technology, wholesale, equipment financingPrivate mid size mortgage companiesBanking High Net Worth Families – 41% of portfolioNew York and regional multi family lendingSelected Commercial Real Estate – 15% of portfolio

 Results in: Organic Growth of Deposits with Controlled Costs  Source: Company data.  Total Deposit Growth ($mm)  Average DDA Growth ($mm)  Cost of Deposits  Total Deposits per Branch ($mm)  Customers’ strategies of single point of contact and recruiting known teams in target markets produce rapid deposit growth with low total cost

 Lending Strategy  High Growth with Strong Credit QualityContinuous recruitment and retention of high quality teamsCentralized credit committee approval for all loansLoans are stress tested for higher rates and a slower economyInsignificant delinquencies on loans originated since new management team took overCreation of solid foundation for future earnings  Source: Company documents.

 NPL  Source: SNL Financial, Company documents. Peer data consists of Northeast and Mid-Atlantic banks and thrifts with assets between $3.5 billion and $10.0 billion. Industry data includes all FDIC insured banks. Peer and Industry data as of December 31, 2015   Build an Outstanding Loan Quality Portfolio  Charge Offs  Asset Quality Indicators Continue to be Strong  Note: Customers 2015 charge-offs includes 12 bps for a $9 million fraudulent loan

 C&I & Owner Occupied CRE Banking Strategy    Private & Commercial BankingTarget companies with up to $100 million annual revenuesVery experienced teamsFour new teams with 14 professionals added in 2015, including a new business line Equipment Finance TeamSingle point of contactNE, NY, PA & NJ marketsSBA loans originated by small business relationship managersBanking Mortgage CompaniesPrivate banking focused on privately held mortgage companies generally with equity of $5 to $10 million Very strong credit quality relationship business with good fee income and deposits~75 strong mortgage companies as clients All outstanding loans are variable rate and classified as held for saleNon-interest bearing DDA’s are about 10% of outstanding loansBalances rebounding from 2013 low and expected to stay at this level    Banking Privately Held Business    Commercial Loan and Deposit Growth ($mm)  Source: Company documents.

 Multi-Family Banking Strategy      Banking High Net Worth Families    Multi-Family Loan and Deposit Growth ($mm)  Focus on families that have income producing real estate in their portfoliosPrivate banking approachFocus Markets: New York & Philadelphia MSAsAverage Loan Size: $4.0 – $6.0 millionRemote banking for deposits and other relationship based loansPortfolio grown organically from a start up with very experienced teams hired in the past 3 yearsStrong credit quality nicheInterest rate risk managed actively  Source: Company documents.

 Staff Expense Ratio  Build Efficient Operations  Source: SNL Financial, Company documents. Peer data consists of Northeast and Mid-Atlantic banks and thrifts with assets between $3.5 billion and $10.0 billion. Industry data includes all FDIC insured banks. Peer and Industry data as of December 31, 2015.   Occupancy Expense Ratio  Total Costs as a % of Assets  Total Revenue per Employee ($000s)  Assets per Employee ($mm)

 Deposit, Lending and Efficiency Strategies Result in Disciplined & Profitable Growth  Core Revenue ($mm)   Core Net Income ($mm) (1)  Net Interest Income ($mm)  Strategy execution has produced superior growth in revenues and earnings  Income / Expense Growth ($mm)   Core income is net income before extraordinary items less/plus securities gains and losses , less a 2015 BOLI death benefit of approximately $2.4 million after tax, and excludes the 2015 $9.0 million ($5.8 million after tax) specific reserve for a fraudulent loan.CAGR calculated from December 2011 to December 2016 (annualized).

 Tangible BV per Share  Building Customers to Provide Superior Returns to Investors   Recent Performance Results  Financial Performance Targets  Earnings per Share Guidance / Valuation Multiples

 Our Approach to Developing a Winning Business Model  Must focus on both “Relationship” or “High Touch” banking combined with “Highly Efficient” or “High Tech”. Strategy should be unique as to not be copied easilyAttract and retain best high quality talent. Business Bankers / Relationship Bankers with approximately 15 years+ experience who bring a book of business with themCompensate leaders based upon risk and profitability with both cash and equityNever deviate from following critical success factorsOnly focus on very strong credit quality nichesHave very strong risk management cultureHave significantly lower efficiency ratio than peers to deliver sustainable strong profitability and growth with lower margin and lower risk profileAlways attract and retain top quality talentCulture of innovation and continuous improvement

 Startling Facts about Banks  Banks each year charge about $32 billion in overdraft fees – that’s allowing or creating over 1 billion overdrafts each year….Why??Payday lenders charge consumers another $7 billion in feesThat’s more than 3x what America spends on Breast Cancer and Lung Cancer combined and almost the amount Americans spend on vegetablesThis is about 50% of all America spends on Food StampsSome of banking industries most profitable consumer customers hate banksAnother estimated 25% consumers are unbanked or under bankedThis should not be happening in AmericaWe hope to start, in a small way, a new revolution to profitably address this problem

 No fee or very low fee banking, 25 bps higher interest savings, line of credit, 55,000 ATM’s, Personal Banker and more, all in the palm of your handMarketing Strategy Target technology dependent younger consumers; including underserved / underbanked and middle income AmericansCapitalize on retaining at least 75% of our ~ two million student customers as lifetime customersReach middle income markets also through Affinity Banking GroupsRevenue generation from debit card interchange and margin from low cost core depositsDurbin Amendment a unique opportunity for Bank MobileExpected to achieve profitability in 2016 and above average, franchise value, ROA and ROE within 5 years  Creating a Virtual Bank for the Future for Consumers

 Executive Summary of Recent Acquisition  Strategically compelling acquisition for CUBI and transformational transaction for , making it one of the top digital banks in the USBusiness to be combined with platform marking inflection point in its developmentAssume servicing of ~2mm new student checking customers holding over $500mm in non-interest bearing depositsImmediately accelerates evolution from investment phase to shareholder return phasePowerful customer acquisition model drives maximum lifetime customer valueProven and sustainable business model; 14 year operating history and over $70bn in payments processedGenerates over 500,000 new student checking accounts annuallyPositions as the primary banking relationship as students evolve to young professionals and target retail consumer base changes from Gen X to millennialsCUBI uniquely positioned to capitalize on low risk transactionCustomers Bank has a deep understanding of the business given existing Higher One relationship coupled with extensive due diligenceDeal structured to address past regulatory and reputational risk of legacy practices Extensive dialogue with relevant regulators to preview transaction and go-forward operating modelFinancially attractive transaction to CUBI shareholders while creating one of the most technologically advanced businesses in banking todayAccretive to core EPS in first full year following closeLimited TBVPS dilution with rapid breakeven despite 100% cash transactionPractically all payments to Higher One are tax deductibleHighly attractive IRR    CUBI Agrees to Acquire Student Checking Customers & Refund Disbursement Business from Higher One

 Immediate Operating Model  Comprehensive Model  Solicit enrolled students – provide consistent servicesRevenuesDisbursement Revenues (modified interchange fees)Monthly Fees (revised for new programs, ED/CFPB)University Fees (revised)Net Interest Income (deploy deposits)Expenses (Cost of Sales & Fixed Overhead)People & Fixed Overhead (optimize, reduce)Data Processing, Network, Telcom (rework contracts)Extract cost savings (between /Higher One)  In-college penetrationSignificant upside beyond base case for student adoptionWithin the student population receiving disbursementsBroadly across all enrolled student population (marketed)  Post-graduate retentionMaintain deposit relationshipGraduates' primary bank deposit account servicesLending Tailored digital platform based loan productsOption to use balance sheet vs. sell to partner      Higher One Disbursement in combination with positions as the primary banking relationship to maximize lifetime customer value    – Higher One Disbursement Combination  Capturing Full Life Time Value of a Customer(1)  Higher One customer value in-college  Compliance – lower adoption, reduced fee  CUBI synergies and bank charter benefits  Immediate operating model value in-college            Adoption lift from marketing superior proposition  Continued customer retention post graduation  Consumer lending, mortgage lending, student loan refinancing, small business lending, etc.  Other products – insurance brokerage, wealth mgmt. etc.  Note:Illustrative purpose only   Comprehensive modelcustomer life time value

 BankMobile Business Model – Old vs. New  Higher One acquisition coupled with existing technology enables BankMobile to convert student customers into lifetime customers

 BankMobile’s Customer Lifecycle Ecosystem  BankMobile is well positioned to be its customers' primary banking relationship throughout their lives

 Additional option value for CUBI Shareholders created by pro forma platform  Significant Value for with Embedded Upside  ~2 million active deposit customers on day oneOver 500,000 new accounts per yearPotential for long-term growth rate of 15% - 20%Existing students with automatic recurring growthUnique opportunity to capture lifetime value of customers and cross-sell value added products and servicesPro forma platform has significant additional growth prospects via partnerships (lending products) and select acquisitions  Embedded Upside Opportunity  End Game  Fee Revenue Expansion can drive P/E ExpansionValuation on Payments Processors & FinTech sector for a business segment …think multiple of revenues….CUBI shareholders participate in platform contributions:A division of Customers BankRetain Intellectual Property (IP), rent for feeCUBI to explore various strategic options for to maximize shareholder value

 Contacts  Company:Robert Wahlman, CFO Tel: 610-743-8074 rwahlman@customersbank.comwww.customersbank.com Jay SidhuChairman & CEOTel: 610-301-6476 jsidhu@customersbank.comwww.customersbank.com

 Appendix

 Customers Bank  Risk Management

 Elements of an Effective Risk Management Program

 ERM Framework at Customers Bancorp, Inc.  Well Defined ERM Plan – ERM Integration into CAMELS +++++

 Customers Bank  Financial Statements

 Income Statement

 Balance Sheet

 Net Interest Margin

 Loan Composition

 Asset Quality

 Net Charge Offs